UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 28, 2012

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Exchange Offer and Consent Solicitation

On March 28, 2012, Verso Paper Holdings LLC (“Verso Holdings”), a wholly owned subsidiary of Verso Paper Corp. (together with Verso Holdings, the “Registrants”) and Verso Paper Inc., a subsidiary of Verso Holdings (together with Verso Holdings, the “Issuers”) (1) launched an offer (the “Exchange Offer”) to issue up to $180.2 million aggregate principal amount of a new series of 9.75% secured notes due 2019 (the “New Notes”) in exchange for any and all of the Issuers’ outstanding $180.2 million aggregate principal amount of outstanding second priority senior secured floating-rate notes due 2014 (the “Old Notes”), and (2) in conjunction with the Exchange Offer and on the terms and subject to the conditions set forth in the Issuers’ confidential offering memorandum and consent solicitation statement, dated March 28, 2012, commenced a simultaneous solicitation (the “Consent Solicitation”) of the consents (the “Consents”) from the holders of the Old Notes to waivers of, and proposed amendments to, certain covenants in the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust FSB, as trustee, pursuant to which the Old Notes were issued (the “2014 Indenture”). A copy of the news release related to the Exchange Offer and Consent Solicitation is attached as Exhibit 99.1.

Holders of Old Notes who tender their Old Notes and give their Consents prior to 5:00 p.m., New York City Time, on April 10, 2012 (as may be extended, the “Early Tender Date”) will be entitled to receive total consideration of $1,000.00 principal amount of New Notes in exchange for each $1,000.00 principal amount of Old Notes. Such total consideration includes $50.00 principal amount of New Notes per $1,000.00 principal amount of Old Notes as an early tender fee (the “Early Tender Fee”). Holders of Old Notes who do not tender their Old Notes prior to the Early Tender Date will not be entitled to receive the Early Tender Fee and will only receive $950.00 principal amount of New Notes as exchange consideration.

In the Consent Solicitation, the Issuers are seeking Consents to (i) eliminate or waive substantially all of the restrictive covenants contained in the 2014 Indenture and the Old Notes, (ii) eliminate certain events of default, (iii) modify covenants regarding mergers and consolidations, and (iv) modify or eliminate certain other provisions, including, in some cases, certain provisions relating to defeasance, contained in the 2014 Indenture and the Old Notes (the “Proposed Amendments”). In addition, the Issuers are separately seeking Consents to authorize release of the liens and security interests in the collateral securing the Old Notes as contemplated by the 2014 Indenture (the “Collateral Release”). In order to be adopted, the Proposed Amendments must be consented to by the holders of a majority of the outstanding principal amount of Old Notes then outstanding. In order to be adopted, the Collateral Release must be consented to by the holders of at least two-thirds in aggregate principal amount Old Notes then outstanding. Holders who tender their Old Notes in the Exchange Offer will be deemed to have given their Consents to both the Proposed Amendments and the Collateral Release with respect to those tendered Old Notes.

The Issuers intend to enter into a supplemental indenture to effectuate the Proposed Amendments promptly after the receipt of the requisite Consents for the Proposed Amendments. To the extent requisite Consents for the Collateral Release have also been received, such supplemental indenture will also include the Collateral Release. To the extent that the requisite Consents for the Collateral Release have not been obtained at the time such supplemental indenture is executed, such supplemental indenture will not include provisions effecting the Collateral Release, but if such requisite Consents for the Collateral Release are later obtained, the Issuers will execute another supplemental indenture providing for the Collateral Release, promptly after receipt of the requisite Consents for the Collateral Release. Each of the foregoing supplemental indentures will be effective immediately upon execution thereof, but the provisions thereof will not be operative until all of the Old Notes that have been tendered prior to the date of such supplemental indenture have been accepted for payment and paid for in accordance with the terms of the Exchange Offer and Consent Solicitation.

The Exchange Offer and Consent Solicitation and the effectiveness of any supplemental indentures entered into are conditioned on the tenders and associated Consents by holders of more than 50% of the Old Notes. The Issuers may terminate or withdraw the Exchange Offer and Consent Solicitation at any time and for any reason, including if certain other customary conditions are not satisfied, subject to applicable law.

The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on April 24, 2012, unless extended or earlier terminated. Tendered Old Notes may be validly withdrawn prior to the earlier of (a) the date the Issuers receive the requisite Consents and execute the supplemental indenture providing for the Proposed Amendments and the Collateral Release and (b) 5:00 p.m., New York City time, on April 10, 2012 unless extended (such time and date described in (a) or (b), as the same may be extended, the “Withdrawal Deadline”). Prior to the Withdrawal Deadline, if a holder withdraws its tendered Old Notes, such holder will be deemed to have revoked its Consents to both the Proposed Amendments and the Collateral Release and may not deliver Consents without re-tendering its Old Notes. After the Withdrawal Deadline, Consents to the Proposed Amendments may be validly revoked prior to the execution of the supplemental indenture giving effect to the Proposed Amendments, which shall be prior to the Withdrawal Deadline. While tendered Old Notes may be withdrawn prior to the Withdrawal Deadline, if the supplemental indenture giving effect to the Proposed Amendments (but not the Collateral Release) has been executed, Consents to the Collateral Release may be validly revoked (but neither the relevant Old Notes may be withdrawn nor the Consents to the Proposed Amendments may be revoked) until the execution of the supplemental indenture giving effect to the Collateral Release, which in no event shall be prior to the Withdrawal Deadline.

The Registrants are furnishing this information under Item 7.01 of this report to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management’s current beliefs, expectations, and views with respect to future developments and their potential effects on Verso Paper Corp. Actual results could vary materially depending on risks and uncertainties that may affect Verso Paper Corp. and its business. For a discussion of such risks and uncertainties, please refer to Verso Paper Corp.’s filings with the Securities and Exchange Commission. Verso Paper Corp. assumes no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report and are being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit Number	Description of Exhibit

99.1	News release issued by Verso Paper Corp. on March 28, 2012, announcing the exchange offer and consent solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2012

VERSO PAPER CORP.

By:	/S/ ROBERT P. MUNDY

Robert P. Mundy

Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/S/ ROBERT P. MUNDY

Robert P. Mundy

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release issued by Verso Paper Corp. on March 28, 2012, announcing the exchange offer and consent solicitation.

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